UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2020

AVERY DENNISON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

207 Goode Avenue Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) & (b) Avery Dennison Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format on April 23, 2020. A total of 75,110,458 shares of the Company’s common stock, representing approximately 90% of the 83,295,966 shares outstanding and eligible to vote as of the February 24, 2020 record date for the meeting set by the Company’s Board of Directors (the “Board”), were represented in person or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders (i) elected Bradley Alford, Anthony Anderson, Peter Barker, Mark Barrenechea, Mitchell Butier, Ken Hicks, Andres Lopez, Patrick Siewert, Julia Stewart and Martha Sullivan to the Board for a one-year term expiring at the 2021 Annual Meeting of Stockholders; (ii) approved, on an advisory basis, the Company’s executive compensation; and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

The final results of the voting for the ten director nominees named in the Company’s proxy statement filed with the Securities and Exchange Commission on March 6, 2020 (the “2020 Proxy Statement”) were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley Alford	69,957,255	994,868	163,227	3,995,108
Anthony Anderson	69,493,351	1,459,132	162,867	3,995,108
Peter Barker	65,137,502	5,806,201	171,647	3,995,108
Mark Barrenechea	46,795,233	24,155,877	164,240	3,995,108
Mitchell Butier	65,998,532	4,534,543	582,275	3,995,108
Ken Hicks	69,568,272	1,364,841	182,237	3,995,108
Andres Lopez	70,311,438	615,953	187,959	3,995,108
Patrick Siewert	65,424,218	5,108,981	582,151	3,995,108
Julia Stewart	66,983,179	3,966,558	165,613	3,995,108
Martha Sullivan	70,551,425	398,677	165,248	3,995,108

The final results of the voting for proposals 2 and 3 described in the 2020 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	67,845,635	3,056,530	213,185	3,995,108
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020	70,010,097	4,532,967	567,394	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 28, 2020	By:	/s/ Susan C. Miller
Name: Susan C. Miller Title: Senior Vice President, General Counsel and Secretary